UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6220 Hwy 7, Suite 600

Woodbridge

Ontario L4H 4G3

Canada

(Address of principal executive
offices)

Registrant’s telephone number,
including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed
since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	WCN	New York Stock Exchange NYSE Texas, Inc. Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 16, 2026, Waste Connections, Inc. (“Waste Connections” or the “Company”) completed an underwritten public offering (the “Offering”) of $600,000,000 aggregate principal amount of its 4.800% Senior Notes due 2036 (the “Notes”). The Company issued the Notes under the Indenture, dated as of November 16, 2018 (the “Base Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Eleventh Supplemental Indenture, dated as of March 16, 2026 (the “Eleventh Supplemental Indenture” and the Base Indenture as so supplemented, the “Indenture”).

The Company will pay interest on the Notes on January 15 and July 15 of each year, beginning July 15, 2026, and the Notes will mature on July 15, 2036. The Notes are the Company’s senior unsecured obligations, ranking equally in right of payment with its other existing and future unsubordinated debt and senior to any of its future subordinated debt. The Notes will not be guaranteed by any of the Company’s subsidiaries.

Waste Connections may, prior to April 15, 2036 (three months before the maturity date) (the “Par Call Date”), redeem some or all of the Notes, at any time and from time to time, at a redemption price equal to the greater of 100% of the principal amount of the Notes redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the Notes redeemed discounted to the redemption date (assuming the Notes matured on the Par Call Date), plus, in either case, accrued and unpaid interest thereon to the redemption date. Commencing on April 15, 2036 (three months before the maturity date), the Company may redeem some or all of the Notes, at any time and from time to time, at a redemption price equal to the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Under certain circumstances, Waste Connections may become obligated to pay additional amounts (the “Additional Amounts”) with respect to the Notes to ensure that the net amounts received by each holder of the Notes will not be less than the amount such holder would have received if withholding taxes or deductions were not incurred on a payment under or with respect to the Notes. If such payment of Additional Amounts are a result of a change in the laws or regulations, including a change in any official position, the introduction of an official position or a holding by a court of competent jurisdiction, of any jurisdiction from or through which payment is made by or on behalf of the Notes having power to tax, and the Company cannot avoid such payments of Additional Amounts through reasonable measures, then the Company may redeem the Notes then outstanding at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date).

If the Company experiences certain kinds of changes of control, each holder of the Notes may require the Company to purchase all or a portion of the Notes for cash at a price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the purchase date.

The covenants in the Indenture include limitations on liens, sale-leaseback transactions and mergers and sales of all or substantially all of the Company’s assets.

The Indenture contains the following customary events of default (each an “Event of Default”):

•	default in the payment of any interest upon any Note when it becomes due and payable, and the continuance of such default for a period of 30 days (unless the entire amount of the payment is deposited by Waste Connections with the Trustee or with a paying agent prior to 11:00 a.m., New York City time, on the 30th day of such period);

•	default in the payment of principal of any Note at its maturity;

•	default in the performance or breach of any other covenant or warranty by the Company in the Indenture (other than a covenant or warranty that has been included in the Indenture solely for the benefit of a series of debt securities other than the Notes), which default continues uncured for a period of 60 days after the Company receives written notice from the Trustee or the Company and the Trustee receive written notice from the holders of not less than 25% in principal amount of the outstanding Notes as provided in the Indenture; or

•	certain voluntary or involuntary events of bankruptcy, insolvency or reorganization of Waste Connections.

Upon an Event of Default, the principal of and accrued and unpaid interest on all the Notes may be declared to be due and payable by the Trustee or the holders of not less than 25% in principal amount of the outstanding Notes. Upon such a declaration, such principal and accrued interest on all of the Notes will be due and payable immediately. In the case of an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization, the principal (or such specified amount) of and accrued and unpaid interest, if any, on all outstanding Notes will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holder of the Notes. Under certain circumstances, the holders of a majority in principal amount of the outstanding Notes may rescind any such acceleration with respect to the Notes and its consequences.

The terms of the Notes are further described in the Company’s prospectus supplement, dated March 5, 2026 related to the Notes, and the accompanying base prospectus, dated October 24, 2024, under the captions “Description of Notes” and “Description of Debt Securities,” respectively. The foregoing description of the Indenture is qualified in its entirety by reference to the Base Indenture and the Eleventh Supplemental Indenture thereto, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Safe Harbor and Forward-Looking Information

This document contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 (“PSLRA”), including “forward-looking information” within the meaning of applicable Canadian securities laws. These forward-looking statements are neither historical facts nor assurances of future performance and reflect Waste Connections’ current beliefs and expectations regarding future events, including its use of proceeds from the Offering. These forward-looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “expects,” “estimate,” “continue,” “intends” or other words of similar meaning. All of the forward-looking statements included in this document are made pursuant to the safe harbor provisions of the PSLRA and applicable securities laws in Canada. Forward-looking statements involve risks, assumptions and uncertainties. Important factors that could cause actual results to differ, possibly materially, from those indicated by the forward-looking statements include, but are not limited to, risk factors detailed in the Prospectus Supplement and the accompanying base prospectus, which are both a part of the Registration Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and those risk factors set forth from time to time in the Company’s other filings with the SEC and the securities commissions or similar regulatory authorities in Canada. You should not place undue reliance on forward-looking statements, which speak only as of the date of this document. Waste Connections undertakes no obligation to update the forward-looking statements set forth in this document, whether as a result of new information, future events, or otherwise, unless required by applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are being filed herewith:

Exhibit Number	Description
4.1	Indenture, dated as of November 16, 2018, by and between Waste Connections, Inc. and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 16, 2018).

4.2	Eleventh Supplemental Indenture, dated as of March 16, 2026, by and between Waste Connections, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of Note (included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP regarding the enforceability of the Notes.

5.2	Opinion of Bennett Jones LLP regarding the legality of the Notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Bennett Jones LLP (included in Exhibit 5.2 hereto).

104	The cover page of Waste Connections, Inc.’s Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2026	WASTE CONNECTIONS, INC.

	By:	/s/ Mary Anne Whitney
Mary Anne Whitney
Executive Vice President and Chief Financial Officer